UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2013 (December 16, 2013)

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Moody’s Corporation

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”

(b) On December 16, 2013, Robert R. Glauber, a member of the Board of Directors (the “Board”) of Moody’s Corporation (the “Company”), notified the Board that he has determined not to stand for re-election to the Board at the Company’s 2014 Annual Meeting of Stockholders.

(d) On December 18, 2013, the Company announced that Leslie Seidman has been elected as a member of the Company’s Board, effective immediately. Ms. Seidman also has been elected to the Board’s Audit, Governance and Compensation and Moody’s Investors Service Committees. With the election of Ms. Seidman, the Company’s Board consists of ten directors. Ms. Seidman, 51, currently serves as the Executive Director of the Center for Excellence in Financial Reporting at Pace University’s Lubin School of Business. From July 2003 through June 2013, Ms. Seidman served on the board of the Financial Accounting Standards Board, including as Chairman from December 2010 through June 2013.

In accordance with the Company’s director compensation plan for non-employee directors, Ms. Seidman will be paid an annual cash retainer of $80,000, payable in quarterly installments. She will receive in February 2014 an annual restricted stock award under the 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan equivalent in value to $145,000 based on the fair market value of the Company’s common stock on the effective date of the grant, which award vests on the first anniversary of the date of grant.

A copy of the Company’s press release relating to Ms. Seidman’s election as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01 “Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release regarding the election of Ms. Seidman to the Board, dated December 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General Counsel

Date: December 18, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release regarding the election of Ms. Seidman to the Board, dated December 18, 2013.